Filed pursuant to Rule 497(a)

File No. 333-225462

Rule 482ad

Oxford Lane Capital Corp. Announces Preferred Stock Offering

Greenwich, CT -- 2/4/2020 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC, OXLCO and OXLCM) today announced that it plans to offer shares of its newly designated Series 2027 Term Preferred Shares (the “Preferred Stock”) in an underwritten public offering. The public offering price and other terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as the joint book-running managers for the offering. Incapital LLC, National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ:NHLD), Wedbush Securities Inc. and William Blair & Company L.L.C. are acting as the lead managers for the offering.

The Company intends to use the net proceeds from this offering for acquiring investments in accordance with the Company’s investment objective and strategies, general working capital purposes and/or to redeem a portion of its outstanding 7.50% Series 2023 Term Preferred Shares. As of February 3, 2020, the Company had approximately $90.4 million in aggregate principal value outstanding of its Series 2023 Term Preferred Shares.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Preferred Stock will be offered and sold pursuant to the Company’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. The offering of the Preferred Stock may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); or BB&T Capital Markets, a division of BB&T Securities, LLC, at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept. or via email request: prospectusrequests@bbandtcm.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated February 4, 2020, and accompanying prospectus, dated July 19, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company.  It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of collateralized loan obligation (“CLO”) vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, unless required to do so by law.

Contact:

Bruce Rubin

203-983-5280